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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of TSI
Telecommunication Holdings, LLC and TSI Telecommunication Services Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 (the "Report"), I, G. Edward Evans, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2002                  /s/ G. EDWARD EVANS
       ---------------                  --------------------------------------
                                        G. Edward Evans
                                        Chief Executive Officer

     The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.